COLUMBIA SMALL CAP VALUE FUND
                                  (the "Fund")

                Supplement to Prospectuses dated November 1, 2004


The following language is added to the section The Fund: Principal Investment
Strategies:

The Fund may invest in REITs.

The following language is replaced in the section The Fund: Principal Investment
Strategies:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. Small capitalization stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Russell 2000 Value Index ($2.1 billion as of September 30, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

The following language is replaced in the section The Fund: Principal Investment
Risks:

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

The following language is added to the section The Fund: Principal Investment
Risks:

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.



769-36/820U-0305                                                 March 18, 2005

                          COLUMBIA SMALL CAP VALUE FUND
                                  (the "Fund")
    Supplement to Statement of Additional Information dated November 1, 2004


     1. The following investment policies are added to the list in the section "Investment Goal and Policies" in Part I of the Statement of Additional
         Information:

Exchange-traded Funds ("ETFs")
REITs
American, European, Continental and Global Depositary Receipts


     2. The following investment practice that appears in "Miscellaneous Investment Practices" in Part II of the Statement of Additional Information is hereby amended and restated:

Exchange-traded funds ("ETFs"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.





                                                                 March 18, 2005
769-35/821U-0305